John Hancock Funds

                               Government
                                 Income
                                  Fund

                           SEMI-ANNUAL REPORT

                            April 30, 1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY BARRY EVANS, PORTFOLIO MANAGER

John Hancock
Government Income Fund

Economy gallops ahead, leaving bond investors in the dust

Good economic news spells bad news for the bond market -- and vice versa. Last fall, bonds got off to a strong start, as indications of slower economic growth eased inflation worries. Bond investors rejoiced, delighted that inflation would not erode the value of their fixed interest payments. Bond prices rose, and yields fell with the bellwether 30-year Treasury bottoming at 6.35% in late November. By December, however, it was clear that the economy was no longer slowing. In the first quarter of the new year, output of goods and services grew at a blistering 5.6% annualized rate. Consumer spending grew at an even faster pace. As inflation worries mounted, bond prices drifted lower and yields rose. In late March, the Federal Reserve raised short-term interest rates one-quarter percentage point. The yield on the 30-year Treasury continued to climb, peaking in mid-April at 7.17%. Bond returns for the six months through April were modest at best.

Despite these challenges, John Hancock Government Income Fund delivered both an above-average yield and total return. For the six months ended April 30, 1997, the Fund's Class A and B shares had total returns of 1.60% and 1.12%, respectively, at net asset value. These compared to the average general U.S. government fund's return of 1.11%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

As interest rates were rising, the Fund benefited from shortening its duration. Duration measures how sensitive a bond's price is to changes in interest rates. The shorter a bond's duration, the less its price will fall as interest rates rise (or rise as rates fall). We started the period with a duration of 5.3 years and ended at 4.8 years.

A 2 1/4" x 3 3/4" photo of the portfolio management team. Caption reads:
"Barry H. Evans (seated) and management team members Roger Hamilton (center) and Seth Robbins (right)."

"Bond returns
for the
six months
through April
were modest
at best."

Pie chart with heading "Portfolio Diversification" at top of left hand column. The pie is divided into four sections. From top clockwise:
Short-Term Investments & Other 2%; U.S. Treasury Bonds 39%; U.S. Government Agencies 43%; and Foreign Government Bonds 16%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

"Our primary
focus was
mortgages
 ..."

Going on the defensive

The best performers for the period were defensive securities like mortgage bonds. These bonds offer higher yields than Treasuries to compensate investors for taking on additional risks. When rates are rising, this added income also helps offset bond price losses. The Lehman Brothers Mortgage Index, for example, gained 2.64% for the period, well ahead of the 1.25% return for the Lehman Brothers Treasury Index. Fortunately, for most of the past six months, the Fund had roughly 65%-70% of its assets in higher-yielding securities -- including mortgage bonds and foreign government bonds -- with the balance in Treasuries and short-term investments.

Our primary focus was mortgages, which accounted for as much as 47% of the Fund's investments. One area we especially liked was current coupon GNMAs -- those with rates similar to prevailing interest rates. This helped us take advantage of yields, while limiting our prepayment risk early in the period when rates were falling. (This is the risk that homeowners will pay off their mortgages early and refinance at a lower rate.) When prepayments happen, investors holding the original mortgages often have to reinvest at a lower rate. We also owned collateralized mortgage obligations (CMOs), which separate the cash flows of mortgage pools into different classes with various maturities. Here our focus was on planned amortization classes -- or PACs -- a type of CMO with a low probability of prepayment. Early in 1996, PACs had lagged traditional mortgages, making them cheap and ripe for gains. We owned both very short-maturity PACs and 20-year PACs -- all of which did well for the period.

In April, we sold some of our mortgage-backed securities and bought more Treasuries. We did this because prices on mortgage bonds had risen, and their yield premiums over Treasuries were near historic lows. We were also concerned about taking on added risk. When you buy a mortgage bond, there's an underlying assumption about when it will be prepaid. When prepayments stop -- as they did when rates began rising -- that assumption changes and the bond's maturity lengthens. So a mortgage bond with a seven-year maturity may become more like a 10-year bond. This entails greater risk, since prices on longer maturity bonds are more sensitive to interest-rate changes. All these factors lead us to prune mortgages back to 39% of our investments.

We continued to have about a 15% stake in dollar-denominated, government bonds issued by some Canadian provinces and emerging markets. The Canadian bonds turned in a decent performance, aided by continued economic growth and the government's efforts to get their budget situation under control. In the emerging market area, we focused on government bonds from Argentina and Brazil. They offer higher yields than U.S. government bonds and the potential for long-term price gains as their economies strengthen and political conditions stabilize.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 1% from top to bottom, with 2% on the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 1.60% total return for John Hancock Government Income Fund: Class A. The second represents the 1.12% total return for John Hancock Government Income Fund: Class B. The third represents the 1.11% total return for the Average general U.S. government fund. Footnote below reads: "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The Average general U.S. government fund is tracked by Lipper Analytical Services.(1) See the following two pages for historical performance information."

Unwinding the barbell

For most of the period, the Fund was in a barbell. This meant that it had heavy concentrations in short- and long-maturity bonds with not that much in intermediate-maturity bonds. This strategy worked well when rates were rising. But once the Fed raised rates, it seemed time to move on. We decided to unwind the barbell by selling some of our cash and 30-year Treasuries and buying intermediate (five- and 10-year) Treasuries. This put us in a better position to shift toward a bullet structure -- with a heavy concentration in one area -- once the Fed stops raising rates. A bullet works best when interest rates are stable or heading down.

We believe the Fed will most likely raise rates one or two more times in the coming months. But we think that only a short period of increasing rates will be needed to slow the economy. In the meantime, we expect bond yields to bounce around in a narrow range. Once a rate hike is out of the way, we'll most likely add to our mortgage stake in the hopes that we can pick up some extra yield. We're encouraged that inflation seems to be staying under wraps even as the economy continues to grow. This bodes well for the bond market longer term.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"We're
encouraged
that inflation
seems to be
staying under
wraps..."



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                          ONE        FIVE       LIFE OF
                                         YEAR       YEARS        FUND
                                      ---------   ---------   ----------
John Hancock Government Income
Fund: Class A                           (0.38%)       N/A      14.74%(1)
John Hancock Government Income
Fund: Class B                           (1.56%)     28.98%     78.91%(2)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                          ONE        FIVE       LIFE OF
                                         YEAR       YEARS        FUND
                                      ---------   ---------   ----------
John Hancock Government Income
Fund: Class A                           (0.38%)       N/A       5.65%(1)
John Hancock Government Income
Fund: Class B                           (1.56%)      5.22%      6.60%(2)


YIELDS

For the period ended April 30, 1997

                                                                 SEC
                                                               30-DAY
                                                                YIELD
                                                              ----------
John Hancock Government Income
Fund: Class A                                                   5.92%
John Hancock Government Income
Fund: Class B                                                   5.45%

Notes to Performance

(1) Class A shares commenced on September 30, 1994.
(2) Class B shares commenced on February 23, 1988.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

Government Income Fund
Class A shares

Line chart with the heading Government Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $12,186 as of April 30, 1997. The second line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $12,027 as of April 30, 1997. The third line represents the Government Income Fund, after sales charge and is equal to $11,638 as of April 30, 1997.

Government Income Fund
Class B shares

Line chart with the heading Government Income Fund: Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $20,766 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on February 23, 1988, and is equal to $18,129 as of April 30, 1997.

* No contingent-deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
U.S. government and agencies securities
(cost -- $428,834,394)                                                  $422,060,604
Foreign government bonds (cost -- $82,747,017)                            81,745,637
Multi-family mortgage backed bonds
(cost -- $9,457,394)                                                       9,258,811
Joint repurchase agreement (cost -- $100,000)                                100,000
Corporate savings account                                                     16,825
------------------------------------------------------------------------------------
                                                                         513,181,877
Interest receivable                                                        9,577,529
Other assets                                                                 165,547
------------------------------------------------------------------------------------
Total Assets                                                             522,924,953
------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                          3,244,708
Payable for shares repurchased                                               441,229
Payable for variation margin -- Note A                                       145,938
Dividend payable                                                              36,119
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                                     452,087
Accounts payable and accrued expenses                                        152,602
------------------------------------------------------------------------------------
Total Liabilities                                                          4,472,683
------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                          547,375,426
Accumulated net realized loss on investments
and financial futures contracts                                        (  20,914,504)
Net unrealized depreciation of investments and
financial futures contracts                                           (    7,997,068)
Distributions in excess of net investment income                      (       11,584)
------------------------------------------------------------------------------------
Net Assets                                                              $518,452,270
====================================================================================
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding -- 1,000,000,000 shares
authorized with $0.01 par value, respectively)
Class A -- $363,699,531 / 40,862,888                                    $       8.90
====================================================================================
Class B -- $154,752,739 / 17,387,000                                    $       8.90
====================================================================================
Maximum Offering Price Per Share*
Class A - ($8.90 x 104.71%)                                             $       9.32
====================================================================================
 * On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
------------------------------------------------------------------------------------
Investment Income:
Interest                                                                 $22,214,452
------------------------------------------------------------------------------------
Expenses:
Investment management fee -- Note B                                        1,722,419
Distribution and service fee -- Note B
Class A                                                                      472,123
Class B                                                                      824,228
Transfer agent fee -- Note B                                                 444,374
Custodian fee                                                                 72,239
Financial services fee -- Note B                                              51,114
Trustees' fees                                                                42,859
Registration and filing fees                                                  42,001
Auditing fee                                                                  27,520
Miscellaneous                                                                  6,162
Printing                                                                       4,706
Legal fees                                                                       269
------------------------------------------------------------------------------------
Total Expenses                                                             3,710,014
------------------------------------------------------------------------------------
Net Investment Income                                                     18,504,438
------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
Net realized gain on investments sold                                      1,642,836
Net realized gain on financial futures contracts                             278,514
Change in net unrealized appreciation/depreciation
of investments                                                          ( 12,235,232)
Change in net unrealized appreciation/depreciation
of financial futures contracts                                          (    102,655)
------------------------------------------------------------------------------------
Net Realized and Unrealized
Loss on Investments                                                     ( 10,416,537)
------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                                $ 8,087,901
====================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SIX MONTHS ENDED
                                                                                         YEAR ENDED            APRIL 30, 1997
                                                                                      OCTOBER 31, 1996           (UNAUDITED)
                                                                                      ----------------          --------------
Increase in Net Assets:
From Operations:
Net investment income                                                                    $ 43,226,352            $ 18,504,438
Net realized gain (loss) on investments sold and financial futures contracts            (   3,061,217)              1,921,350
Change in net unrealized appreciation/depreciation of investments and
financial futures contracts                                                             (  14,982,333)          (  12,337,887)
                                                                                         ------------            ------------
Net Increase in Net Assets Resulting from Operations                                       25,182,802               8,087,901
                                                                                         ------------            ------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.6475 and $0.3138 per share, respectively)                                (  30,301,964)          (  13,248,662)
Class B -- ($0.5817 and $0.2808 per share, respectively)                                (  12,924,388)          (   5,255,776)
Distributions in excess of net investment income
Class A -- ($0.0006 and $0.0001 per share, respectively)                                (      24,790)          (       2,460)
Class B -- ($0.0003 and $0.0001 per share, respectively)                                (       6,308)          (         78)
                                                                                         ------------            ------------
Total Distributions to Shareholders                                                     (  43,257,450)          (  18,506,976)
                                                                                         ------------            ------------
From Fund Share Transactions -- Net*                                                    ( 105,001,453)          (  45,575,912)
                                                                                         ------------            ------------
Net Assets:
Beginning of period                                                                       697,523,358             574,447,257
                                                                                         ------------            ------------
End of period (including distributions in excess of net investment
of $9,046 and $11,584, respectively)                                                     $574,447,257            $518,452,270
                                                                                         ============            ============


* Analysis of Fund Share Transactions:                                                                 SIX MONTHS ENDED
                                                                  YEAR ENDED                            APRIL 30, 1997
                                                               OCTOBER 31, 1996                          (UNAUDITED)
                                                       --------------------------------        ------------------------------
                                                          SHARES               AMOUNT            SHARES             AMOUNT
                                                        ----------          -----------         ---------         -----------
CLASS A
Shares sold                                              2,410,470          $21,862,541           837,119         $ 7,604,687
Shares issued to shareholders in reinvestment
of distributions                                         1,608,652           14,641,736           725,872           6,530,508
                                                        ----------          -----------         ---------         -----------
                                                         4,019,122           36,504,277         1,562,991          14,135,195
Less shares repurchased                                (10,824,321)         (98,756,948)       (4,391,431)       ( 39,572,956)
                                                        ----------          -----------         ---------         -----------
Net decrease                                           ( 6,805,199)        ($62,252,671)       (2,828,440)       ($25,437,761)
                                                        ==========          ===========         =========         ===========
CLASS B
Shares sold                                              1,969,851          $18,166,729         1,300,666         $11,615,930
Shares issued to shareholders in reinvestment
of distributions                                           734,239            6,692,313           313,474           2,820,496
                                                        ----------          -----------         ---------         -----------
                                                         2,704,090           24,859,042         1,614,140          14,436,426
Less shares repurchased                                ( 7,418,441)        ( 67,607,824)       (3,854,137)       ( 34,574,577)
                                                        ----------          -----------         ---------         -----------
Net decrease                                           ( 4,714,351)        ($42,748,782)       (2,239,997)       ($20,138,151)
                                                        ==========          ===========         =========         ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                      SEPTEMBER 30, 1994
                                                       (COMMENCEMENT OF        YEAR ENDED OCTOBER 31,         SIX MONTHS ENDED
                                                         OPERATIONS) TO     ----------------------------       APRIL 30, 1997
                                                        OCTOBER 31, 1994       1995(1)           1996            (UNAUDITED)
                                                        ----------------       -------          -------        --------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $    8.85          $    8.75        $    9.32          $    9.07
                                                           ---------          ---------        ---------          ---------
Net Investment Income                                           0.06               0.72             0.65(5)            0.31(5)
Net Realized and Unrealized Gain (Loss) on
Investments, Options and Financial Futures Contracts      (     0.10)              0.57       (     0.25)        (     0.17)
                                                           ---------          ---------        ---------          ---------
Total from Investment Operations                          (     0.04)              1.29             0.40               0.14
                                                           ---------          ---------        ---------          ---------
Less Distributions:
Dividends from Net Investment Income                      (     0.06)        (     0.72)      (     0.65)        (     0.31)
                                                           ---------          ---------        ---------          ---------
Net Asset Value, End of Period                             $    8.75          $    9.32        $    9.07          $    8.90
                                                           =========          =========        =========          =========
Total Investment Return at Net Asset Value (2,3)           (   0.45%)(4)         15.32%            4.49%              1.60%(4)
Total Adjusted Investment Return at
Net Asset Value (3)                                        (   0.46%)(4)         15.28%              --                  --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $    223           $470,569         $396,323           $363,700
Ratio of Expenses to Average Net Assets (2)                    0.12%(4)           1.19%            1.17%              1.14%(6)
Ratio of Net Investment Income to Average
Net Assets (2)                                                 0.71%(4)           7.38%            7.10%              7.02%(6)
Portfolio Turnover Rate                                          92%               102%             106%               112%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,                           SIX MONTHS ENDED
                                     -------------------------------------------------------------------------    APRIL 30, 1997
                                        1992            1993            1994          1995(1)          1996         (UNAUDITED)
                                     ---------       ---------       ---------       ---------       ---------     ------------
CLASS B
Per Share Operating Performance
Net Asset Value,
Beginning of Period                  $    9.79       $    9.83       $   10.05        $   8.75        $   9.32       $   9.08
                                     ---------       ---------       ---------       ---------       ---------       --------
Net Investment Income                     0.80            0.70            0.65            0.65            0.58(5)        0.28(5)
Net Realized and Unrealized
Gain (Loss) on Investments,
Options and Financial
Futures Contracts                         0.03            0.24      (     1.28)           0.57      (     0.24)     (    0.18)
                                     ---------       ---------       ---------       ---------       ---------       --------
Total from Investment Operations          0.83            0.94      (     0.63)           1.22            0.34           0.10
                                     ---------       ---------       ---------       ---------       ---------       --------
Less Distributions:
Dividends from Net
Investment Income                   (     0.79)     (     0.72)     (     0.65)      (    0.65)     (     0.58)     (    0.28)
Distributions from Net Realized
Gains on Investments
Sold and Financial
Futures Contracts                           --              --      (     0.02)             --              --             --
                                     ---------       ---------       ---------       ---------       ---------       --------
Total Distributions                 (     0.79)     (     0.72)     (     0.67)     (     0.65)     (     0.58)     (    0.28)
                                     ---------       ---------       ---------       ---------       ---------       --------
Net Asset Value, End of Period       $    9.83       $   10.05       $    8.75       $    9.32       $    9.08       $   8.90
                                     =========       =========       =========       =========       =========       ========
Total Investment Return at
Net Asset Value (2,3)                    8.81%           9.86%      (    6.42%)         14.49%           3.84%          1.12%(4)
Total Adjusted Investment Return
at Net Asset Value (3)                   8.66%           9.85%      (    6.43%)         14.47%              --             --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $225,540        $293,413        $241,061        $226,954        $178,124       $154,753
Ratio of Expenses to
Average Net Assets (2)                   2.00%           2.00%           1.93%           1.89%           1.90%          1.87%(6)
Ratio of Net Investment Income
to Average Net Assets (2)                8.03%           7.06%           6.98%           7.26%           6.37%          6.28%(6)
Portfolio Turnover Rate                   112%            138%             92%            102%            106%           112%


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01%
    and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) On average month-end shares outstanding.
(6) Annualized.

See notes to financial statements.





Schedule of Investments
April 30, 1997 (Unaudited)
---------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Government Income Fund on April 30, 1997.
It's divided into four main categories: U.S. Government and Agencies Securities, Foreign Government Bonds, Multi-
family Mortgage Backed Bonds and Short-term Investments. Short-term Investments, which represent the Fund's "cash"
position, are listed last.
                                                                                      PAR VALUE
                                              INTEREST            MATURITY             (000s                MARKET
ISSUER, DESCRIPTION                             RATE                DATE              OMITTED)              VALUE
-------------------                         ------------         -----------        --------------      -------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government -- U.S. (38.52%)
United States Treasury,
Bond                                            15.750%            11-15-01            $34,340          $  46,466,141
Bond                                            11.875             11-15-03             17,550             22,337,816
Bond *                                          12.750             11-15-10             14,000             19,293,680
Bond                                            12.000             08-15-13             33,700             46,958,928
Bond                                             8.125             08-15-19             35,000             39,161,850
Bond                                             6.750             08-15-26              5,500              5,322,130
Bond                                             6.625             02-15-27              5,000              4,797,650
Note                                             8.625             08-15-97              3,300              3,329,403
Note                                             9.250             08-15-98              5,000              5,192,200
Note                                             8.000             05-15-01              6,500              6,835,140
                                                                                                        -------------
                                                                                                          199,694,938
                                                                                                        -------------
Government -- U.S. Agencies (42.89%)
Federal Home Loan Bank,
Bond                                             6.250#            06-11-99              1,000              1,000,930

Federal Home Loan Mortgage Corp.,
Global Bond                                      6.800             05-14-99              5,000              5,000,000
CMO Remic 1094-K                                 7.000             06-15-21              2,300              2,252,551
CMO Remic 1608-L                                 6.500             09-15-23              7,000              6,464,010
CMO Remic 1634-PN                                4.500             12-15-23             10,575              7,742,804
CMO Remic 1667-PE                                6.000             03-15-08             11,750             11,254,268

Federal Judiciary Office Building,
Zero Coupon Bond                                  Zero             02-15-01                250                195,118

Federal National Mortgage Assn.,
10 Yr Pass Thru Ctf                              9.150             04-10-98             10,000             10,239,100
30 Yr Pass Thru Ctf                              8.500             09-01-24 to          13,382             13,837,589
                                                                   10-01-24
CMO Remic 1990-51-H                              7.500             05-25-20                200                199,562
CMO Remic 1990-58-J                              7.000             05-25-20              3,700              3,583,191
CMO Remic 1990-94-D                              6.500             08-25-20              1,660              1,588,404
CMO Remic 1991-56-M                              6.750             06-25-21              4,000              3,841,240
Medium Term Note                                11.875             05-19-00              6,800              7,779,608

Financing Corp.,
Bond                                             9.400             02-08-18              4,000              4,906,240
Bond                                             9.650             11-02-18              1,600              2,005,248

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf                              6.500%            03-20-23             11,716             11,997,888
30 Yr Pass Thru Ctf                              7.500             05-15-23 to          93,551             93,115,179
                                                                   12-15-25
30 Yr Pass Thru Ctf                              8.000             09-15-23 to          25,416             25,871,813
                                                                   08-15-24
30 Yr Pass Thru Ctf                             11.000             01-15-14 to           8,489              9,490,923
                                                                   12-15-15
                                                                                                        -------------
                                                                                                          222,365,666
                                                                                                        -------------
Total U.S. Government and Agencies Securities
(Cost $428,834,394)                                                                   (  81.41%)          422,060,604
                                                                                       --------         -------------

FOREIGN GOVERNMENT BONDS
U.S. Dollar Denominated Foreign Government Bonds (15.76%)
Argentina, Republic of,
Bond Ser FRB                                     6.750#            03-31-05              5,335              4,901,531
Global Bond                                     11.375             01-30-17              3,000              3,187,500

Brazil, Republic of,
Bond Ser A                                       6.500#            01-01-01              8,831              8,659,453

Colombia, Republic of,
Bond                                             7.625             02-15-07              7,250              6,860,312

Hydro-Quebec Corp.,
Deb Ser HK                                       9.375             04-15-30              5,440              6,373,667
Deb Ser GV                                      10.700             10-15-07              5,000              5,102,050
Deb                                              9.400             02-01-21              5,000              5,819,400

International Bank for
Reconstruction & Development,
Bond                                             7.625             01-19-23              5,700              5,867,409
Landeskreditbank Baden - Wuerttemberg,
Sub Note                                         7.625             02-01-23             13,650             13,964,769

Ontario Province of,
30 Yr Deb                                       11.500             03-10-13             12,400             13,424,116
30 Yr Deb                                       15.250             08-31-12              6,985              7,585,430
                                                                                                        -------------
TOTAL FOREIGN GOVERNMENT BONDS
(Cost $82,747,017)                                                                    (  15.76%)           81,745,637
                                                                                       --------         -------------
MULTI-FAMILY MORTGAGE BACKED BONDS (1.79%)
DLJ Mortgage Acceptance Corp.,
CMO 1993-M10-A2                                  7.200             07-15-03              4,523              4,523,220
CMO 1993-MF7-A1                                  7.400             06-18-03              4,700              4,735,591
                                                                                                        -------------
TOTAL MULTI-FAMILY MORTGAGE BACKED BONDS
(Cost $9,457,953)                                                                     (   1.79%)            9,258,811
                                                                                       --------         -------------
TOTAL LONG-TERM BONDS
(Cost $521,039,364)                                                                   (  98.96%)          513,065,052
                                                                                       --------         -------------

                                                                                      PAR VALUE
                                                                  INTEREST              (000s               MARKET
ISSUER, DESCRIPTION                                                 RATE               OMITTED)             VALUE
-------------------                                              -----------        --------------      -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.02%)
Investment in joint repurchase agreement
transaction with Aubrey G. Lanston & Co. -
Dated 4-30-97, Due 5-01-97 (Secured by
U.S. Treasury Bills, 5.37% thru 5.78% Due 8-21-97 thru
3-05-98, U.S. Treasury Bonds, 7.125% thru 11.25%
Due 2-15-15 thru 2-15-23, U.S. Treasury Notes,
5.125% thru 7.75%, Due 8-31-98 thru 5-15-05) -- Note A             5.375%              $    100         $     100,000
                                                                                                        -------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current Rate 4.95%                                                              16,825
                                                                                                        -------------
TOTAL SHORT-TERM INVESTMENTS                                                          (   0.02%)              116,825
                                                                                       --------         -------------
TOTAL INVESTMENTS                                                                     (  98.98%)        $ 513,181,877
                                                                                       ========         =============

* U.S. Treasury Bonds with a value of $975,709 owned by the Fund were designated as margin deposits for future contracts at April 30, 1997.

# Represents rates effective on April 30, 1997

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series portfolios:
John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc., a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,766,596 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: $15,347,195, December 31, 2002 and $1,419,401, December 31, 2003. The Fund's tax year end is December 31.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1997, open positions in financial futures contracts were as follows:
                                                     Unrealized
Expiration       Open Contracts       Position      Depreciation
----------     ------------------     --------     --------------
JUN 97          70 Treasury Bond       SHORT         ($   938)
JUN 97         325 Treasury Bond       SHORT         ( 25,313)
                                                      -------
                                                     ($26,250)
                                                      =======

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 1997.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.650% of the first $200,000,000 of the Fund's average daily net asset value, 0.625% of the next $300,000,000 and 0.600% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $94,430. Out of this amount, $10,582 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $68,860 was paid as sales commissions to unrelated broker-dealers and $14,988 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $245,438.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,495.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended April 30, 1997, aggregated
$592,997,308 and $603,608,719, respectively.

The cost of investments (excluding the corporate savings account) owned at April 30, 1997 for federal income tax purposes was $521,139,364. Gross unrealized appreciation and depreciation of investments aggregated $6,363,784 and $14,338,096, respectively, resulting in net unrealized depreciation of $7,974,312.

NOTES

John Hancock Funds - Government Income Fund



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption
"Printed on Recycled Paper."                                  560SA 4/97
                                                                    6/97



June 26, 1997



U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  John Hancock Bond Trust
     Government Income Fund
     High Yield Bond Fund
     File Nos. 811-3006; 2-66906

Gentlemen:

Pursuant to Form N-30D of the General Rules and Regulations of the Investment
Company Act of 1940, we are sending Report to Shareholders for the above captioned Funds dated April 30, 1997.

Sincerely,

/s/ MARILYN LUTZER

Marilyn Lutzer



                                 John Hancock Funds

                                    High Yield
                                       Bond
                                       Fund

                                SEMI-ANNUAL REPORT

                                  April 30, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

Page 2
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,


/S/EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

John Hancock
High Yield Bond Fund
High-yield bonds outperform Treasuries as interest rates rise

Arthur Calavritinos (right) and Fund management team members (l - r) Fred Cavanaugh, Linda Carter and Jamie Kellogg

The bond market traveled a rough road during the last six months, as signs of a strengthening economy sent bond prices down and interest rates up in anticipation of an inflation outbreak that has yet to occur. Some high-yield bonds felt the effects of the interest-rate upswing more than others. In particular, bonds rated BB, which have the highest of the below-investment-grade credit ratings, saw their yields come very close to those of Treasury bonds during the period and their prices fell in tandem with Treasuries during the downturn. On the other hand, other lower-quality high-yield bonds, including single Bs which are the Fund's main focus, were more cushioned by their higher yields, and their prices held in better. As a group, high-yield bonds nicely outperformed Treasuries, which had a hard time even breaking even over the last six months. Between October 31, 1996 and April 30, 1997, Treasury bonds with 10 year maturities gained 0.38%, while the broad high yield market returned 5.07%, as measured by the Merrill Lynch high-yield bond index.

"The bond
market
traveled a
rough road
during the
last six
months..."

The favorable economic environment also served the high-yield bond market well. Companies have generally been able to pay their lenders, keeping defaults to a minimum, and some high-yield bond prices have been boosted by corporate mergers and consolidations. What's more, there is still a healthy level of capital sustaining the high-yield bond market. Banks are more willing to lend to high-yield companies, and investors continue to seek higher yields in a relatively low interest rate environment. That has helped reduce the refinancing risks that high-yield companies -- those with credit ratings considered below investment grade with higher risks of default -- used to face earlier in the 1990s when their debt matured and they sought replacement loans.

Chart with heading "Top Five Securities" at top of left hand column. The chart lists five holdings: 1) Gaylord Container 3.8% 2) Gulf States Steel 3.5% 3) Northwest Airlines 3.3% 4) NS Group 3.1% 5) Hills Stores 2.9%. A footnote below reads: "As a percentage of net assets on April 30, 1997."

"The biggest
contributors
to performance
were
our airline
stocks..."

Performance review

For the six months ended April 30, 1997, John Hancock High Yield Bond Fund posted total returns for Class A and Class B shares of 6.99% and 6.59%, respectively, at net asset value. By comparison, the average high current yield bond fund returned 4.69% for the same period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer term performance information.

We attribute the Fund's outperformance to several factors. One is our strategy of focusing on companies with a credit rating of single-B, because these companies are often less sensitive to changes in interest rates than are the higher-rated BB below-investment-grade bonds. While single-B's credit ratings are lower, and therefore their risk somewhat higher than the BB's, we'd prefer to apply our resources to fundamental company analysis to be comfortable with the business risk we are taking with single B's. At the same time, we're also reducing our exposure to interest-rate risk. But our attention to single-B bonds is not to the exclusion of the rest of the high-yield universe. Indeed, the Fund's Trustees recently agreed to expand from 10% to 30% the maximum amount of the Fund's assets that can be invested in bonds rated CC/Ca by the major rating agencies, or their unrated equivalent. This gives the Fund greater flexibility to find high-yield opportunities, while still applying the same in-depth analysis to find credits whose business prospects we believe make them worth the extra risk. Our focus on "special situation" companies during the period also paid off.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is
"Recent performance .... and what's behind the numbers." The first listing is US Airways followed by an up arrow and the phrase "Rising earnings and preferred stock payoff boost results." The second listing is Nextel Communications followed by an up arrow and the phrase "New telephone technology proves effective." The third listing is Barry's Jewelers followed by a down arrow followed by the phrase "Lax controls prompt management change." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Airlines fly

The biggest contributors to performance were our airline stocks which, as we've said before, we own because of our extensive knowledge of the airline industry honed over eight years of buying the airlines' high-yield bonds. Because their fortunes have improved, the airlines don't issue many high-yield bonds now. But we're taking advantage of the Fund's ability to selectively own stock and sticking with airline stocks because of the industry's compelling fundamentals. Northwest Airlines rebounded strongly (17%) during the period on favorable earnings reports. Strong demand and tight capacity continue to fuel results. Our US Airways (formerly USAir) convertible preferred stock was another winner. When we bought it, the airline was in arrears for 11 consecutive contractual quarterly dividend payments to its preferred stockholders. But our analysis of the company and its new management convinced us that the airline was a turnaround candidate. Within a month, US Airways had posted such strong earnings that it made up all 11 quarterly payments in one distribution. On top of that, the stock price has risen substantially.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 2% from top to bottom, with 8% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 6.99% total return for John Hancock High Yield Bond Fund: Class A. The second represents the 6.59% total return for John Hancock High Yield Bond Fund: Class B. The third represents the 4.69% total return for the average high current yield fund. Footnote below reads: "Total returns for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services.(1) See the following two pages for historical performance information."

Many of our bonds in the cyclical sectors, including several of our steel companies, continued to earn their keep. Their prices remained stable when other bond prices fell. At the same time the bonds have attractive yields, such as our 13.5% Gulf States Steel bonds. We also did well with our Algoma Steel bonds, which we sold for a profit during the period.

Humvees drag

There were also several thorns among the roses. AM General, the makers of the Humvee military vehicle, suffered from a temporary slowdown in orders from foreign governments. An even bigger disappointment was our Barry's Jewelers bonds, which we bought as a play on the rebounding California economy and based on expectations from a new management team. But lax inventory, computer and credit controls caused a disappointing holiday season and resulted in another change in management.

A word about yield

During the period, several of our highest yielding bonds among our top holdings were called away from the Fund, which caused a drop in the Fund's yield. The two that were redeemed by their issuers were both bonds issued in the mid- 1980s that had very attractive yields (14.50% and 12.75%) and solid credit stories. Their risk/reward characteristics are difficult, if not impossible, to duplicate today. Even if we could find bonds with similar yields, the underlying assets and earnings quality just wouldn't be there, and we're not ready to take that level of risk. There is only one other bond of significant weighting in the portfolio that is subject to being called in the near future.

"We remain
as cautious
as we
were six
months ago
about the
short-term
prospects..."

A look ahead

We remain as cautious as we were six months ago about the short-term prospects for high-yield bonds. It's getting even harder to find special situations that offer solid credits with good yields at attractive prices, since the strong demand has pushed prices up. In this environment, we'll increase the size of some of our current positions, but we'll also diversify more, spreading the risk by taking smaller positions in more companies. Longer-term, however, the strong supply/demand fundamentals still favor the high-yield bond market.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.) The effect of the maximum contingent-deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS
For the period ended March 31, 1997

                                         One      Five      LIFE OF
                                         Year     Years      FUND
                                        -----     -----    -------
John Hancock High Yield Bond Fund:
Class A(1)                              8.63%      N/A      33.05%
John Hancock High Yield Bond Fund:
Class B(2)                              7.90%    60.97%    126.41%

AVERAGE ANNUAL TOTAL RETURNS
For the period ended March 31, 1997

                                         One      Five      LIFE OF
                                         Year     Years      FUND
                                        -----    -----     -------
John Hancock High Yield Bond Fund:
Class A(1)                              8.63%      N/A       7.91%
John Hancock High Yield Bond Fund:
Class B(2)                              7.90%     9.99%      9.05%

YIELDS
As of April 30, 1997
                                                          SEC 30-DAY
                                                             YIELD
                                                          ----------
John Hancock High Yield Bond Fund:
Class A                                                      9.92%
John Hancock High Yield Bond Fund:
Class B                                                      9.63%

Notes to Performance
(1)     Class A shares commenced on June 30, 1993.
(2)     Class B shares commenced on October 26, 1987.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth on April 30, 1997, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

High Yield Bond Fund
Class A shares

Line chart with the heading High Yield Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $14,118 as of April 30, 1997. The second line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $13,791 as of April 30, 1997. The third line represents the High Yield Bond Fund, after sales charge, and is equal to $13,483 as of April 30, 1997.

High Yield Bond Fund
Class B shares

Line chart with the heading High Yield Bond Fund Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $24,740 as of April 30, 1997. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on October 26, 1987, before sales charge, and is equal to $22,937 of April 30, 1997.

Footnote reads:
* No contingent-deferred sales charge applicable.




FINANCIAL STATEMENTS

John Hancock Funds - High Yield Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $360,549,819)                                       $363,499,827
Common stocks, preferred stocks and warrants
(cost - $66,472,293)                                                 70,491,760
Joint repurchase agreement (cost -- $3,953,000)                       3,953,000
Corporate savings account                                               152,558
                                                                   ------------
                                                                    438,097,145
Receivable for shares sold                                            2,164,168
Receivable for investments sold                                       2,729,833
Receivable for forward foreign currency exchange
contracts sold -- Note A                                                 10,389
Interest receivable                                                  10,842,554
Dividend receivable                                                      82,302
Other assets                                                             82,758
                                                                   ------------
Total Assets                                                        454,009,149
-------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                    11,821,547
Payable for shares repurchased                                          564,065
Payable to John Hancock Advisers, Inc. and affiliates --
Note B                                                                  260,842
Accounts payable and accrued expenses                                   116,349
                                                                   ------------
Total Liabilities                                                    12,762,803
------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                     440,992,907
Accumulated net realized loss on investments
and foreign currency transactions                                 (   7,086,483)
Net unrealized appreciation of investments
and foreign currency transactions                                     7,383,795
Distributions in excess of net investment income                  (      43,873)
                                                                   ------------
Net Assets                                                         $441,246,346
===============================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding -- 125,000,000 shares
authorized with $0.01 per share par value, respectively)
Class A -- $89,210,915/11,612,369                                   $      7.68
===============================================================================

Class B -- $352,035,431/45,823,601                                  $      7.68
===============================================================================

Maximum Offering Price Per Share*
Class A -- ($7.68 x 104.71%)                                        $      8.04
===============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
---------------------------------------------------------------------------------
Investment Income:
Interest                                                              $19,673,826
Dividends (net of foreign withholding taxes of $3,416)                  1,062,022
                                                                     ------------
                                                                       20,735,848
                                                                     ------------
Expenses:
Investment management fee -- Note B                                       995,804
Distribution and service fee -- Note B
Class A                                                                    91,934
Class B                                                                 1,484,402
Transfer agent fee -- Note B                                              223,038
Registration and filing fees                                               98,097
Custodian fee                                                              40,647
Financial services fee -- Note B                                           34,728
Trustees' fees                                                             21,803
Auditing fee                                                               20,487
Printing                                                                   11,274
Legal fees                                                                  3,202
Miscellaneous                                                               2,056
                                                                     ------------
Total Expenses                                                          3,027,472
---------------------------------------------------------------------------------
Net Investment Income                                                  17,708,376
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                                   5,684,931
Net realized gain on foreign currency transactions                        342,566
Change in net unrealized appreciation/depreciation
of investments                                                        (   677,569)
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                           75,370
                                                                     ------------
Net Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions                                           5,425,298
---------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                             $23,133,674
=================================================================================

See notes to financial statements.







Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------

                                                                                                     SIX MONTHS ENDED
                                                                                      YEAR ENDED      APRIL 30, 1997
                                                                                   OCTOBER 31, 1996     (UNAUDITED)
                                                                                   ----------------   ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                $ 22,815,855       $ 17,708,376
Net realized gain on investments sold and foreign currency transactions                 8,029,590          6,027,497
Change in net unrealized appreciation/depreciation of investments and
foreign currency transactions                                                           3,085,336     (      602,199)
                                                                                   --------------     --------------
Net Increase in Net Assets Resulting from Operations                                   33,930,781         23,133,674
                                                                                   --------------     --------------

Distributions to Shareholders:
Dividends from net investment income:
Class A -- ($0.7560 and $0.3866 per share, respectively)                            (   3,878,979)     (   3,745,599)
Class B -- ($0.7024 and $0.3579 per share, respectively)                            (  18,935,736)     (  13,954,975)
                                                                                   --------------     --------------
Total Distributions to Shareholders                                                 (  22,814,715)     (  17,700,574)
                                                                                   --------------     --------------
From Fund Share Transactions -- Net*:                                                  77,581,499        140,077,628
                                                                                   --------------     --------------

Net Assets:
Beginning of period                                                                   207,038,053        295,735,618
                                                                                   --------------     --------------
End of period (including distributions in excess of net investment income
of $51,675 and $43,873, respectively)                                                $295,735,618       $441,246,346
                                                                                   ==============     ==============


* Analysis of Fund Share Transactions:
                                                                                                 SIX MONTHS ENDED
                                                                YEAR ENDED                        APRIL 30, 1997
                                                            OCTOBER 31, 1996                        (UNAUDITED)
                                                        ------------------------            ------------------------
                                                         SHARES          AMOUNT              SHARES          AMOUNT
                                                        --------       ---------            --------       ---------
CLASS A
Shares sold                                             8,767,330    $ 65,045,830           7,339,912    $ 56,308,489
Shares issued to shareholders in reinvestment
of distributions                                          274,586       2,040,722             248,359       1,910,476
                                                     ------------    ------------         ------------   ------------
                                                        9,041,916      67,086,552            7,588,271     58,218,965
                                                     ------------    ------------         ------------   ------------
Less shares repurchased                               ( 5,722,882)  (  42,359,728)         ( 2,968,975) (  22,850,487)
                                                     ------------    ------------         ------------   ------------
Net increase                                            3,319,034    $ 24,726,824            4,619,296   $ 35,368,478
                                                     ============    ============         ============   ============
CLASS B
Shares sold                                            16,014,384    $119,134,111           19,528,062   $149,968,263
Shares issued to shareholders in reinvestment
of distributions                                        1,109,704       8,233,250              719,797      5,537,721
                                                     ------------    ------------         ------------   ------------
                                                       17,124,088     127,367,361           20,247,859    155,505,984
                                                     ------------    ------------         ------------   ------------
Less shares repurchased                               (10,029,960)  (  74,512,686)         ( 6,605,769) (  50,796,834)
                                                     ------------    ------------         ------------   ------------
Net increase                                            7,094,128    $ 52,854,675           13,642,090   $104,709,150
                                                     ============    ============         ============   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.






Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                 FROM JUNE 30, 1993               YEAR ENDED OCTOBER 31,      SIX MONTHS ENDED
                                            (COMMENCEMENT OF OPERATIONS)   ----------------------------------   APRIL 30, 1997
                                                 TO OCTOBER 31, 1993         1994          1995(1)      1996     (UNAUDITED)
                                            ----------------------------   --------       --------    --------   -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $   8.10             $  8.23          $  7.33    $  7.20       $  7.55
                                                     --------             -------          -------    -------       -------
Net Investment Income                                    0.33                0.80(2)          0.72       0.76(2)       0.39(2)
Net Realized and Unrealized Gain (Loss)
on Investments and
Foreign Currency Transactions                            0.09            (   0.83)        (   0.12)      0.35          0.13
                                                     --------             -------          -------    -------       -------
Total from Investment Operations                         0.42            (   0.03)            0.60       1.11          0.52
                                                     --------             -------          -------    -------       -------
Less Distributions:
Dividends from Net Investment Income                (    0.29)           (   0.82)        (   0.73)  (   0.76)     (   0.39)
Distributions from Net Realized Gain on
Investments Sold                                           --            (   0.05)              --         --            --
                                                     --------             -------          -------    -------       -------
Total Distributions                                 (    0.29)           (   0.87)        (   0.73)  (   0.76)     (   0.39)
                                                     --------             -------          -------    -------       -------
Net Asset Value, End of Period                       $   8.23             $  7.33          $  7.20    $  7.55       $  7.68
                                                     ========             =======          =======    =======       =======
Total Investment Return at Net Asset Value(3)           4.96%(4)         (  0.59%)           8.83%     16.06%         6.99%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)             $  2,344             $11,696          $26,452    $52,792       $89,211
Ratio of Expenses to Average Net Assets                 0.91%(5)            1.16%            1.16%      1.10%         1.04%(5)
Ratio of Net Investment Income to Average
Net Assets                                             12.89%(5)           10.14%           10.23%     10.31%        10.19%(5)
Portfolio Turnover Rate                                  204%                153%              98%       113%           61%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.


Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,                  SIX MONTHS ENDED
                                                          -----------------------------------------------     APRIL 30, 1997
                                                           1992      1993      1994     1995(1)     1996       (UNAUDITED)
                                                          ------    ------    ------    ------     ------      -----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                     $  7.44  $   7.43  $   8.23  $   7.33    $   7.20      $   7.55
                                                         -------   -------   -------   -------     -------      --------
Net Investment Income                                       0.87      0.80      0.74(2)   0.67        0.70(2)       0.36(2)
Net Realized and Unrealized Gain (Loss) on
Investments and
Foreign Currency Transactions                           (   0.04)     0.75  (   0.83) (   0.13)       0.35          0.13
                                                         -------   -------   -------   -------     -------      --------
Total from Investment Operations                            0.83      1.55  (   0.09)     0.54        1.05          0.49
                                                         -------   -------   -------   -------     -------      --------
Less Distributions:
Dividends from Net Investment Income                    (   0.84) (   0.75) (   0.76) (   0.67)   (   0.70)    (    0.36)
Distributions from Net Realized Gain on Investments
Sold                                                          --        --  (   0.05)       --          --            --
                                                         -------   -------   -------   -------     -------      --------
Total Distributions                                     (   0.84) (   0.75) (   0.81) (   0.67)   (   0.70)    (    0.36)
                                                         -------   -------   -------   -------     -------      --------
Net Asset Value, End of Period                           $  7.43   $  8.23   $  7.33   $  7.20     $  7.55      $   7.68
                                                         =======   =======   =======   =======     =======      ========
Total Investment Return at Net Asset Value(3)             11.56%    21.76% (   1.33%)    7.97%      15.24%         6.59%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $98,560  $154,214  $160,739  $180,586    $242,944      $352,035
Ratio of Expenses to Average Net Assets                    2.25%     2.08%     1.91%     1.89%       1.82%         1.78%(5)
Ratio of Net Investment Income to Average Net Assets      11.09%    10.07%     9.39%     9.42%       9.49%         9.41%(5)
Portfolio Turnover Rate                                     206%      204%      153%       98%        113%           61%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.


See notes to financial statements.






Schedule of Investments
April 30, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the High Yield Bond Fund on April 30, 1997. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                      PAR VALUE
                                                                                 INTEREST     S&P      (000s          MARKET
ISSUER, DESCRIPTION                                                                RATE     RATING*    OMITTED)       VALUE
-------------------                                                              --------   ------    ---------       ------

BONDS
Advertising (1.35%)
Jordan Industries, Inc., Sr Sub Deb 04-01-09, Step Coupon (11.75%,
4-01-02) (A) (R)                                                                  Zero%       B      $  11,259  $   5,967,113
                                                                                                                -------------
Banks -- Foreign (0.09%)
Sumitomo Bank International Finance N.V., Gtd Sub Note 05-31-01
(Japan) # (R)                                                                    0.750        A2        50,000        419,523
                                                                                                                -------------
Building (0.71%)
Fortress Group, Inc., Sr Note 05-15-03                                          13.750        B3         3,000      3,150,000
                                                                                                                -------------
Chemicals (0.79%)
Key Plastics, Inc., Sr Note 11-15-99                                            14.000        B+         1,365      1,521,975
OPP Petroquimica S.A., Bond 10-29-04 (Brazil) (R) (Y)                           11.000        B          2,000      1,985,000
                                                                                                                -------------
                                                                                                                    3,506,975
                                                                                                                -------------
Computers (0.45%)
Computervision Corp., Sr Sub Note 08-15-99                                      11.375        B-         2,000      1,977,500
                                                                                                                -------------
Containers (4.62%)
AMTROL Inc., Sr Sub Note 12-31-06                                               10.625        B-         1,875      1,921,875
Gaylord Container Corp., Sr Sub Disc Deb 05-15-05                               12.750        B-        13,500     14,512,500
Owens-Illinois, Inc.,
Sr Deb 12-01-03                                                                 11.000        BB         2,000      2,222,500
Sr Sub Note 04-01-99                                                            10.250        BB-        1,700      1,706,375
                                                                                                                -------------
                                                                                                                   20,363,250
                                                                                                                -------------
Diversified Operations (0.76%)
Reeves Industries, Inc., Sr Note 07-15-02                                       11.000        B-         4,000      3,360,000
                                                                                                                -------------
Electronics (0.15%)
Electronic Retailing Systems International, Inc., Unit
(Sr Disc Note 02-01-04 & Warr.)                                                 13.250        B          1,000        675,000
                                                                                                                -------------
Energy (0.45%)
Panda Global Energy Co., Sr Note 04-15-04 (R)                                   12.500        B-         2,100      1,995,000
                                                                                                                -------------
Financial (4.58%)
Intertek Finance PLC, Sr Sub Note 11-01-06 (United Kingdom) (R) (Y)             10.250%       B2         1,150      1,181,625
Trump Atlantic City Associates, Co Gtd 05-01-06                                 11.250        BB-        7,000      6,807,500
Trump Castle Funding, Inc., Mtg 11-15-03                                        11.750        CAA        3,000      2,572,500
Trump Holdings & Funding Corp., Sr Note 06-15-05                                15.500        B+         8,520      9,627,600
                                                                                                                -------------
                                                                                                                   20,189,225
                                                                                                                -------------
Foods (5.22%)
Americold Corp., Sr Sub Note 05-01-08                                           12.875        B-         2,000      2,080,000
CFP Holdings Inc., Sr Note 01-15-04 (R)                                         11.625        B+         6,500      6,597,500
Del Monte Corp., Sr Sub Note 04-15-07 (R)                                       12.250        B-           500        510,000
International Home Foods, Inc., Co Gtd 11-01-06                                 10.375        B-         2,000      2,040,000
Specialty Foods Acquisition Corp., Sr Sub Note Ser B 08-15-03                   11.250        B-         8,000      7,120,000
TLC Beatrice International Holdings Inc., Sr Note 10-01-05                      11.500        BB-        2,000      2,190,000
White Rose Foods, Inc., Sr Note Ser B 11-01-98                                    Zero        B-         3,000      2,490,000
                                                                                                                -------------
                                                                                                                   23,027,500
                                                                                                                -------------
Governmental -- Foreign (0.70%)
Italy, Republic of, Privatization Exchangeable Note 06-28-01 (Italy) (Y)         5.000        AA3        1,000        980,000
United Mexican States, Bond 09-15-16 (Mexico) (Y)                               11.375        BB         2,000      2,115,000
                                                                                                                -------------
                                                                                                                    3,095,000
                                                                                                                -------------
Government -- U.S. (1.67%)
United States Treasury, Note 08-15-97                                            8.625        AAA        7,300      7,365,043
                                                                                                                -------------
Leisure & Recreation (7.69%)
Argosy Gaming Co., Sub Note 06-01-01                                            12.000        B-           250        177,500
Casino America, Inc., Sr Sec Note 08-01-03                                      12.500        B         11,200     11,284,000
Casino Magic Corp. -- Louisiana, 1st Mtg 08-15-03 (R)                           13.000        B-         5,500      4,565,000
Coast Hotels & Casinos, Inc., 1st Mtg Ser B 12-15-02                            13.000        B          3,000      3,285,000
GB Property Funding Corp., 1st Mtg 01-15-04                                     10.875        B         10,000      8,400,000
IHF Holdings Inc., Sr Disc Note Ser B 11-15-04, Step Coupon
(15.00%, 11-15-99) (A)                                                            Zero        CCC+       1,500      1,230,000
Lady Luck Gaming Corp., 1st Mtg 03-01-01                                        11.875        B-         2,750      2,750,000
Showboat, Inc., Sr Sub Note 08-01-09                                            13.000        B          2,000      2,260,000
                                                                                                                -------------
                                                                                                                   33,951,500
                                                                                                                -------------
Machinery (0.91%)
Willcox & Gibbs, Inc., Sr Note 12-15-03 (R)                                     12.250        B+         4,000      4,010,000
                                                                                                                -------------
Manufacturing (1.32%)
Geberit International, S.A., Sr Sub Note 04-15-07 (Luxembourg) # (R) (Y)        10.125        B+           100         59,773
J.B. Poindexter & Co., Inc., Sr Note 05-15-04                                   12.500        B-         5,750      5,750,000
                                                                                                                -------------
                                                                                                                    5,809,773
                                                                                                                -------------
Media (3.90%)
American Telecasting, Inc., Sr Disc Note Ser B 08-15-05,
Step Coupon (14.50%, 08-01-00) (A)                                                Zero%        CCC+      2,000        630,000
Australis Media Ltd., Unit (Sr Sub Disc Note 05-15-03 & Warr.),
Step Coupon (15.75%, 05-15-00), (Australia) (A) (Y)                               Zero         B         3,000      1,740,000
Intermedia Capital Partners, Sr Note 08-01-06                                   11.250         B         1,000      1,027,500
Marcus Cable Company, L.P., Sr Disc Note 12-15-05,
Step Coupon (14.25%, 06-15-00) (A)                                                Zero         B        12,000      8,550,000
Scandinavian Broadcasting System S.A., Sub Deb 08-01-05 (Luxembourg) (Y)         7.250         B           555        496,725
TCI Satellite Entertainment, Inc., Sr Sub Note 02-15-07 (R)                     10.875         B         5,000      4,750,000
                                                                                                                -------------
                                                                                                                   17,194,225
                                                                                                                -------------
Medical Products (0.24%)
Quest Diagnostics, Inc., Sr Sub Note 12-15-06                                   10.750         B+        1,000      1,052,500
                                                                                                                -------------
Oil & Gas (2.10%)
Kelly Oil & Gas Partners Ltd.,
Sub Note 12-15-99                                                                7.875         B-        4,550      4,186,000
Deb 04-01-00                                                                     8.500         B-        1,500      1,410,000
Maxus Energy Corp., Deb 11-15-15                                                11.500         BB-       2,000      2,100,000
Tokheim Corp., Sr Sub Note Ser B 08-01-06                                       11.500         B3        1,500      1,590,000
                                                                                                                -------------
                                                                                                                    9,286,000
                                                                                                                -------------
Paper (2.88%)
APP Finance II Mauritius Ltd., Bond 12-29-49 (Indonesia) (R) (Y)                12.000         B+        2,000      1,872,500
APP International Finance Co. B.V., Gtd Sec Note 10-01-05
(Indonesia) (R) (Y)                                                             11.750         BB          750        781,875
Florida Coast Paper LLC, 1st Mtg Ser B 06-01-03                                 12.750         B         4,000      3,840,000
Grupo Industrial Durango, S.A., Note 08-01-03 (Mexico) (Y)                      12.625         BB-         615        662,662
Indah Kiat International Finance Co., Co Gtd Ser C 06-15-06
(Indonesia) (Y)                                                                 12.500         BB        2,500      2,728,125
Repap New Brunswick, Sr Note 04-15-05 (Canada) (Y)                              10.625         CC        3,000      2,820,000
                                                                                                                -------------
                                                                                                                   12,705,162
                                                                                                                -------------
Pollution Control (1.91%)
ICF Kaiser International, Inc.,
Sr Note Ser B 12-31-03                                                          13.000         B         1,000      1,031,250
Sr Sub Note 12-31-03                                                            13.000         B-          750        712,500
Unit (Sr Sub Note & Warr.) 12-31-03                                             13.000         B-        7,000      6,667,500
                                                                                                                -------------
                                                                                                                    8,411,250
                                                                                                                -------------
Printing (0.47%)
Sullivan Graphics, Inc., Sr Sub Note 08-01-05                                   12.750         CAA       2,000      2,080,000
                                                                                                                -------------
Protection (0.64%)
Mosler, Inc., Sr Note Ser A 04-15-03                                            11.000         CCC-      3,000      2,805,000
                                                                                                                -------------
Retail (10.44%)
Barry's Jewelers, Inc., Sr Note 12-22-00                                        11.000         B3        6,000      4,620,000
Big 5 Holdings, Sr Sub Note Ser B 09-15-02                                      13.625         B-        7,940      8,416,400
Central Tractor Farm & Country, Inc. Sr Note 04-01-07                           10.625         B+        1,500      1,522,500
Duane Reade Corp., Sr Note 09-15-02                                             12.000         B-          636        661,440
Hills Stores Co., Sr Note Ser B 07-01-03                                        12.500         B2       14,250     12,682,500
International Semi-Tech Microelectronics Inc.,
Sr Disc Note 08-15-03, Step Coupon (11.50%, 08-15-00) (Canada) (A) (Y)            Zero         B+       17,282      9,591,510
Lechters, Inc., Sub Note 09-27-01                                                5.000         B           500        320,000
Pueblo Xtra International, Inc., Sr Note Ser B 08-01-03 (R)                      9.500         B         1,750      1,610,000
Remington Arms Company, Inc., Sr Sub Note 12-01-03 (R)                          10.000         B         4,000      3,120,000
Star Markets Company, Inc., Sr Sub Note 11-01-04                                13.000         CCC+      2,000      2,240,000
Supermercados Norte, Bond 02-09-04 (Argentina) (R) (Y)                          10.875         B1        1,300      1,293,500
                                                                                                                -------------
                                                                                                                   46,077,850
                                                                                                                -------------
Steel (13.57%)
Algoma Steel, Inc., 1st Mtg 07-15-05                                            12.375         B         1,500      1,661,250
Altos Hornos de Mexico S.A., Bond 04-30-04 (Mexico) (R) (Y) +                   11.875         B1        1,000        996,080
Gulf States Steel, Inc. of Alabama, 1st Mtg 04-15-03                            13.500         B        16,250     15,356,250
Haynes International, Inc., Sr Note 09-01-04                                    11.625         B-       10,000     10,650,000
IVACO, Inc., Sr Note 09-15-05 (Canada) (Y)                                      11.500         B+        3,188      3,363,340
NS Group, Inc.,
Sr Note 07-15-03                                                                13.500         B-        3,000      3,300,000
Unit (Sr Sec Note 07-15-03 & Warr.)                                             13.500         B-        9,000     10,215,000
Republic Engineered Steels, Inc., 1st Mtg 12-15-01                               9.875         CCC+     12,000     10,800,000
Sheffield Steel Corp., Sr Note 11-01-01                                         12.000         B3        3,150      2,961,000
Weirton Steel Corp., Sr Note 03-01-98                                           11.500         B           580        582,900
                                                                                                                -------------
                                                                                                                   59,885,820
                                                                                                                -------------
Telecommunications (11.18%)
Comunicacion Celular S.A.,
Bond 11-15-03, Step Coupon (13.125%, 11-15-00), (Colombia) (A) (Y)                Zero         B+        3,250      2,258,750
EchoStar Satellite Broadcasting Corp.,
Sr Disc Note 03-15-04, Step Coupon (13.125%, 3-15-00) (A)                         Zero         B-        12,445     9,209,300
Fonorola, Inc., Gtd Sr Sec Note 08-15-02 (Canada) (Y)                           12.500         B+         1,500     1,620,000
Globalstar L.P. Capital, Unit (Sr Note 02-15-04 & Warr.) (R)                    11.375         B         10,125     9,973,125
IMPSAT Corp., Gtd Sr Sec Note 07-15-03                                          12.125         BB-          835       870,488
Innova S de R.L., Sr Note 04-01-07 (Mexico) (R) (Y)                             12.875         B-         2,000     1,960,000
McCaw International Ltd.,
Unit (Sr Disc Note 04-15-07 & Warr.), Step Coupon (13.000%, 4-15-02) (A)          Zero         B          5,750     2,788,750
Mobile Telecommunication Technologies Corp., Sr Note 12-15-02                   13.500         B-         2,500     2,475,000
Nextel Communications, Inc.,
Sr Disc Note 09-01-03, Step Coupon (11.500%, 9-01-98) (A)                         Zero         CCC-       2,000     1,650,000
Sr Disc Note 08-15-04, Step Coupon (9.750%, 2-15-99) (A)                          Zero         CCC-      14,900    10,839,750
Paging Network, Inc., Sr Sub Note 10-15-08                                      10.000         B          4,050     3,604,500
Primeco, Inc., Sr Sub Note 03-01-05                                             12.750         B        667,000       750,375
Shared Technologies Fairchild, Inc.,
Sr Sub Disc Note 03-01-06, Step Coupon (12.25%, 3-01-99) (A)                      Zero         CAA        1,600     1,316,000
                                                                                                                -------------
                                                                                                                   49,316,038
                                                                                                                -------------
Textiles (0.44%)
Apparel Ventures, Inc., Sr Note Ser B 12-31-00                                  12.250         B-         2,350     1,927,000
                                                                                                                -------------
Tobacco (0.12%)
Liggett Group, Inc., Sr Note Ser B 02-01-99                                     11.500         B          1,000       550,000
                                                                                                                -------------
Transportation (1.60%)
AM General Corp., Sr Note Ser B 05-01-02                                        12.875         B          5,500     5,005,000
Greyhound Lines, Inc., Sr Note 04-15-07 (R)                                     11.500         B          2,000     2,035,000
                                                                                                                -------------
                                                                                                                    7,040,000
                                                                                                                -------------
Utilities (1.43%)
CE Casecnan Water & Energy Co., Inc., Sr Note Ser A 11-15-05
(Philippines) (Y)                                                               11.450         BB         2,000     2,162,500
Long Island Lighting Co., Deb 07-15-19                                           8.900         BB+        4,000     4,144,080
                                                                                                                -------------
                                                                                                                    6,306,580
                                                                                                                -------------
TOTAL BONDS
(COST $360,549,819)                                                                                   (  82.38%)  363,499,827
                                                                                                       -------- -------------

                                                                                        NUMBER OF SHARES              MARKET
ISSUER, DESCRIPTION                                                                    UNITS OR WARRANTS               VALUE
-------------------                                                                    -----------------              ------
COMMON AND PREFERRED STOCKS AND WARRANTS
American Telecasting, Warrants**                                                                   2,000          $     7,000
AVI Holdings Inc., Warrants (R) **                                                                 1,500                7,500
Ampex Corp., Common Stock (Class A)**                                                            100,000              562,500
Barry's Jewelers, Inc., Common Stock**                                                            40,000               27,500
Bowater Inc., Common Stock                                                                       100,820            4,360,465
Browne Bottling Co., Warrants **                                                                     237                    2
Burlington Motor Holdings Inc., Warrants**                                                            95                   --
Burlington Motor Holdings Inc., Pref Stock                                                            90               37,500
Cablevision Systems Corp., Ser M Pref Stock                                                       21,127            1,938,402
Chancellor Broadcasting, Ser A Pref Stock                                                         20,612            2,226,096
CHC Helicopter Corp., Warrants (Canada) (Y)**                                                     16,000                8,000
Comunicacion Celular SA, Warrants (Colombia) (Y)**                                                32,500              243,750
Continental Air Finance Trust, Pref Stock (R)                                                     45,500            3,287,375
Crown Packaging Holdings Ltd., Common Stock (Canada) (Y)**                                         2,750               22,000
Decorative Home Accents, Common Stock**                                                            1,000                   10
Farm Fresh Holdings Corp., Common Stock (Class B)**                                                1,000                9,750
Gaylord Container Corp., Common Stock (Class A)**                                                400,000            2,225,000
Great Atlantic & Pacific Tea Company Inc., Common Stock                                          150,000            3,731,250
Haynes Holdings, Inc., Common Stock**                                                             67,938              798,272
ICF Kaiser International, Inc., Warrants**                                                         7,000                3,500
Ithaca Industries, Inc., Common Stock**                                                          235,000            1,880,000
Lady Luck Gaming Corp., Common Stock**                                                            66,335            2,122,720
Mercury Finance Co., Common Stock**                                                              200,000              325,000
Nextlink Communications, Unit (Pref Stock & Warr.) (R)                                            30,000            1,410,000
Northwest Airlines Corp., Common Stock (Class A)**                                               370,000           14,430,000
Qantas Airways Ltd., Common Stock American Depositary Shares (ADS) (Australia) # (R) (Y)          32,200              670,742
Qualcomm Financial Trust, Pref Stock (R)                                                          60,000            2,640,000
Renaissance Cosmetics, Warrants**                                                                  4,000              200,000
SFX Broadcasting, Inc., Ser E Pref Stock                                                          90,000            8,921,250
Sheffield Steel Corp., Warrants**                                                                    500                1,500
Sterling Chemicals Holdings, Warrants**                                                            1,000               35,000
Swissair Schweizerische Luftverkehr AG Reg Shares, (Switzerland) # **                              3,400            2,976,712
USX-Delhi Group, Common Stock                                                                    305,000            3,850,625
US Airways Group, Inc., Ser B Pref Stock                                                          71,700            5,969,025
Wang Laboratories Inc., Ser B Conv Pref Stock (R)                                                100,000            4,550,000
Weirton Steel Corp., Common Stock**                                                              100,000              262,500
Western Pacific Airlines, Inc., Common Stock**                                                    10,000               63,750
Westshore Terminals Inc., Common Stock (Canada) # (Y)                                            160,000              687,064
                                                                                                                 ------------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $66,472,293)                                                                               (15.98%)          70,491,760
                                                                                                  ------         ------------

                                                                                                  PAR VALUE
                                                                                      INTEREST     (000s            MARKET
ISSUER, DESCRIPTION                                                                     RATE      OMITTED)          VALUE
-------------------                                                                    ------     ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.90%)
Investment in a joint repurchase agreement transaction
with Aubrey G. Lanston & Co. -- Dated 04-30-97, Due 05-01-97
(secured by U.S. Treasury Bills, 5.37% thru 5.78%, Due 08-21-97 thru
03-05-98, U.S. Treasury Bonds, 7.125% thru 11.25%, Due 02-15-15 thru 02-15-23,
U.S. Treasury Notes, 5.125% thru 7.75%, Due 08-31-98 thru 05-15-05) -- Note A            5.375%     $  3,953     $  3,953,000
                                                                                                                 ------------
Corporate Savings Account (0.03%)
Investors Bank & Trust Company, Daily Interest Savings Account, Current Rate 4.95%                                    152,558
                                                                                                                 ------------
TOTAL SHORT TERM INVESTMENTS                                                                       (   0.93%)       4,105,558
                                                                                                    --------     ------------
TOTAL INVESTMENTS                                                                                  (  99.29%)    $438,097,145
                                                                                                    ========     ============

NOTES TO SCHEDULE OF INVESTMENTS

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer;
    however, security is U.S. dollar denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $68,248,231 as of April 30, 1997.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

  * Credit Ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available.

 ** Non-income producing security.

  + A portion of this security having an aggregate value of $996,080 or 0.23% of the Fund's net assets has been purchased on a where required basis. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to its unfunded commitment. Accordingly, the market value of $1,836,216 of United States Treasury
    8.625%, 08/15/97 has been segregated to cover the unfunded commitment. The sale of this security has certain restrictions.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
April 30, 1997 (Unaudited)
----------------------------------------------------------------------------------------------------
The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at April 30, 1997 assigned to country categories.

                                                                                   MARKET VALUE
                                                                                 AS A PERCENTAGE
                                                                                    OF FUND'S
COUNTRY DIVERSIFICATION                                                             NET ASSETS
-----------------------                                                       ---------------------
Argentina                                                                            0.29%
Australia                                                                            0.55
Brazil                                                                               0.45
Canada                                                                               4.10
Colombia                                                                             0.57
Indonesia                                                                            1.22
Italy                                                                                0.22
Japan                                                                                0.10
Luxembourg                                                                           0.13
Mexico                                                                               1.30
Philippines                                                                          0.49
Switzerland                                                                          0.67
United Kingdom                                                                       0.27
United States                                                                       88.93
                                                                                   ------
 TOTAL INVESTMENTS                                                                  99.29%
                                                                                   ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                                   MARKET VALUE
                                                                                 AS A PERCENTAGE
                                                                                    OF FUND'S
QUALITY DISTRIBUTION                                                                NET ASSETS
--------------------                                                          ---------------------
AAA                                                                                  1.67%
AA                                                                                   0.22
A                                                                                    0.10
BB                                                                                   6.46
B                                                                                   65.10
CAA                                                                                  1.35
CCC                                                                                  6.84
CC                                                                                   0.64
                                                                                   ------
TOTAL BONDS                                                                         82.38%
                                                                                   ======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Maturity Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $20,457,110 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: December 31, 2002 - $9,184,252 and December 31, 2003 - $11,272,858. The Fund's tax year end is December 31.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended April 30, 1997.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open foreign currency forward buy contracts at April 30, 1997, were as follows:

                     PRINCIPAL AMOUNT       EXPIRATION      UNREALIZED
CURRENCY            COVERED BY CONTRACT       MONTH        APPRECIATION
----------       ------------------------   ----------     ------------
SELLS
Swiss Franc              4,400,000            Jul 97         $10 ,117
Deutsche Mark              103,000            Jul 97              272
                                                             --------
                                                              $10,389
                                                             ========

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value,
(b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1997, net sales charges received with regard to sales of Class A shares amounted to $805,267. Out of this amount, $96,955 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $581,449 was paid as sales commissions to unrelated broker-dealers and $126,863 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent-deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1997, contingent-deferred sales charges paid to JH Funds amounted to $316,292.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $793.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $365,032,968 and $220,413,894, respectively.

The cost of investments owned at April 30, 1997 for federal income tax purposes was $430,975,112. Gross unrealized appreciation and depreciation of investments aggregated $17,547,636 and $10,578,161, respectively, resulting in net unrealized appreciation of $6,969,475.



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This report is for the information of shareholders of the John Hancock
High Yield Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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